Exhibit 99.1

For Immediate Release	Contact: Joel Edwards Chief Financial Officer 425.357.3687 jedwards@coastalbank.com

Coastal Community Bank Announces Addition of Chief Risk Officer

EVERETT, Wash. January 22, 2020 – Coastal Community Bank announces the addition of Andrew Stines as Chief Risk Officer. Stines has a degree in Business Management from the University of Colorado, a Masters in Finance from Seattle University School of Business, and a Juris Doctor from Seattle University School of Law.

Stines brings a successful track record of legal, compliance, and risk management experience.  Prior to joining Coastal he was a Managing Director in the Financial Services Risk Management group at Ernst & Young, LLP, Chief Risk Officer at Sunwest Bank, and an attorney in Seattle with Dorsey & Whitney, LLP. Stines will lead the risk enterprise that is currently led by Dan Lee who has been both Chief Risk and Credit Officer. Lee will continue as Chief Credit Officer.

“As the bank grows and becomes more complex, it’s time to have dedicated leadership in both key roles,” said Eric Sprink, President & CEO, Coastal Community Bank. “Dan has provided excellent leadership, which will enable Andy to step into the role of Chief Risk Officer with a solid program already in place. Andy’s unique background in working closely with regulators while having engaged with large Fintech firms will enable us to build an even more robust compliance and oversight platform for both Coastal and our Fintech partners.“

About Coastal Community Bank

Coastal Financial Corporation (Nasdaq: CCB) (the “Company”) is an Everett, Washington based bank holding company with Coastal, a full-service commercial bank, as its sole wholly-owned banking subsidiary. The $1 billion community bank that Coastal operates provides service through 14 branches in Snohomish, Island, and King Counties, the Internet, and its mobile banking application. Coastal provides select partners with BaaS (banking as a service) through its CCBX Division. To learn more about Coastal visit www.coastalbank.com.

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and the Company’s financial performance. Any statements about the Company’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in Form 10-K for the year ended December 31, 2018, and in any of the Company’s subsequent filings with the Securities and Exchange Commission.

If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and the Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.